                                                                    Exhibit 10.9


                                 PROMISSORY NOTE

$600,000.00

                                                               October 13, 1999
                                                               Atlanta, Georgia


         FOR VALUE RECEIVED, the undersigned, David Dunn-Rankin ("Borrower"), promises to pay to the order of OPTIO SOFTWARE, INC., a Georgia corporation (the "Lender"), in lawful money of the United States of America constituting legal tender in payment of all debts and dues, public and private, the principal amount being Six Hundred Thousand Dollars ($600,000.00) plus interest due on such amount from the date listed on EXHIBIT A.

         1. INTEREST. Interest on the Principal Amount outstanding shall accrue at the fixed rate equal to nine percent (9%) compounded annually and computed on the basis of a 360-day year.

         2. PAYMENT. Accrued interest shall be payable in arrears annually on the anniversary date of the execution of this Promissory Note ("Note"). The Principal Amount and unpaid interest on this Note shall be due and payable on October 13, 2001 (or if any such date is not a day on which banks are open for business in the state of Georgia (a "Business Day") on the next day which is a Business Day) (the "Maturity Date").

         3. EVENTS OF DEFAULT. Without notice, except as expressly provided herein, the following will be deemed events of default ("Events of Default") under this Note:

         (a) Failure on the part of the Borrower to observe or perform any of the covenants or agreements on the part of the Borrower in this Note; provided that written notice of such failure is given to the Borrower by Lender and such failure continues unremedied for a period of five (5) days from Lender's giving of such notice;

         (b) Entry of a decree or order by a court of competent jurisdiction for relief in respect of either of the Borrower in any involuntary case under applicable bankruptcy, insolvency or other similar laws now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Borrower or any substantial part of the Borrower's assets if such decree or order shall remain unstayed and in effect for a period of ten days; or

         (c) Commencement by the Borrower of a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent by the Borrower to the entry of an order for relief in any involuntary case under any such law or to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, sequestrator or similar official of the Borrower or any substantial part of the Borrower's property, or any general assignment by the Borrower for the benefit of creditors, or failure by the Borrower generally to pay the Borrower's debts as they become due.

         If any Event of Default should occur, Lender may, without demand or notice, at any time (unless all defaults shall theretofore have been fully remedied) declare the entire unpaid principal of this Note immediately due and payable without presentment, demand, protest or other notice.

         4. PREPAYMENT. This Note may be prepaid in whole or in part without penalty, provided that any partial prepayment shall be in integral multiples of $1,000.00.

         5. SECURITY. The indebtedness evidenced by this Note and the obligations created hereby are secured by an option to acquire 100,000 shares of common stock of Lender evidenced by a Stock Option Grant Certificate dated May 1, 1996, in accordance with the Stock Option Pledge and Security Agreement of even date executed in conjunction with this Note.

         6. WAIVERS. Borrower hereby waives demand, presentment for payment, notice of dishonor, protest, and notice of protest and diligence in collection or bringing suit and agree that the holder hereof may accept partial payment, or release or exchange security or collateral, without discharging or releasing any unreleased collateral or the obligations evidenced hereby. Borrower further waives any and all rights of exemption, both as to personal and real property, under the constitution or laws of the United States or the State of Georgia.

         7. ATTORNEYS' FEES. Borrower agrees to pay reasonable attorneys' fees and costs actually incurred by the holder hereof in collecting on this Note, whether by suit or otherwise.

         8. UNCONDITIONAL PAYMENT. Borrower is and shall be obligated to pay principal and any and all other amounts which become payable hereunder absolutely and unconditionally and without any abatement, postponement, diminution or deduction and without any reduction for counterclaim or setoff. In the event that at any time any payment received by Lender hereunder shall be deemed by a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under any bankruptcy, insolvency or other debtor relief law, then the obligation to make such payment shall survive any cancellation or satisfaction of this Note or return thereof to Borrower and shall not be discharged or satisfied with any prior payment thereof or cancellation of this Note, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof, and such payment shall be immediately due and payable upon demand.

         9. MISCELLANEOUS. As used herein, the terms "Borrower," "Lender" and "holder" shall be deemed to include their respective successors, legal representatives and assigns, whether by voluntary action of the parties or by operation of law. This Note is given under the seal of the party hereto, and it is intended that this Note is and shall constitute and have the effect of a sealed instrument according to law. This Note has been negotiated, and is being executed and delivered in the State of Georgia, or if executed elsewhere, shall become effective upon the Lender's receipt and acceptance of the executed original of this Note in the State of Georgia; provided, however, that the Lender shall have no obligation to give, nor shall Borrower be entitled to receive, any notice of such acceptance for this Note to become a binding obligation of Borrower. Borrower hereby submits to jurisdiction in the State of Georgia. This Note shall be governed by and be construed in accordance with the laws of the State of Georgia. It is intended, and the Borrower and the holder hereof specifically agree, that the laws of the State of Georgia governing interest shall apply to this Note and to this transaction. This Note may not be modified except by written agreement signed by the Borrower and the holder hereof, or by their respective successors or assigns.

         10. TIME OF ESSENCE. TIME IS OF THE ESSENCE in connection with this
Note.


                                      -2-
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         IN WITNESS WHEREOF, Borrower has caused this Note to be executed and delivered as of the date first set forth above.

                                               BORROWER:


------------------------------                 --------------------------------
Witness                                        David Dunn-Rankin


                                      -3-
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                                    EXHIBIT A

     --------------------------------- ---------------------------- ---------------------- -------------------------------
     Date of Loan Agreement                 Principal Amount            Interest Rate         Accrued Interest to Date
      --------------------------------- ---------------------------- ---------------------- -------------------------------
     August 6, 1998                              $200,000.00                 9%                    $____________
     --------------------------------- ---------------------------- ---------------------- -------------------------------
     October 13, 1998                             100,000.00                 9%                     ____________
     --------------------------------- ---------------------------- ---------------------- -------------------------------
     November 13, 1998                            100,000.00                 9%                     ____________
     --------------------------------- ---------------------------- ---------------------- -------------------------------
     December 29, 1998                             50,000.00                 9%                     ____________
     --------------------------------- ---------------------------- ---------------------- -------------------------------
     January 26, 1999                              75,000.00                 9%                     ____________
     --------------------------------- ---------------------------- ---------------------- -------------------------------
     February 19, 1999                             75,000.00                 9%                     ____________
     --------------------------------- ---------------------------- ---------------------- -------------------------------
        TOTAL                                    $600,000.00                                       $____________
     --------------------------------- ---------------------------- ---------------------- -------------------------------
